Equinox MutualHedge Futures Strategy Fund

Class A Shares: MHFAX

Class C Shares: MHFCX

Class I Shares: MHFIX

(a series of Northern Lights Fund Trust)

Supplement dated November 13, 2015 to the Prospectus (the “Prospectus”) dated January 28, 2015 as supplemented on October 14, 2015

The following section entitled “EXCHANGING SHARES” is inserted after the section entitled “CLASS I SHARES” on page 23 of the Fund’s prospectus.

EXCHANGING SHARES:

Fund shareholders can move an investment from the Fund to a comparable class of another fund advised by the Fund’s adviser. These other funds include Equinox Aspect Core Diversified Strategy Fund, Equinox BH-DG Strategy Fund, Equinox Systematica Macro Fund, Equinox Campbell Strategy Fund, Equinox Chesapeake Strategy Fund, Equinox Crabel Strategy Fund and Equinox IPM Systematic Macro Fund. These other funds are not series of the Fund’s Trust and are offered by their own prospectuses.

There are three things to remember when making an exchange:

•	both accounts must have the same registration;
•	shareholders will need to observe any eligibility requirements, including minimum investment and minimum account balance requirements for the fund accounts involved; and
•	because an exchange is treated as a sale (redemption) of the exchanged shares for federal income tax purposes, consider any tax consequences before placing your order.

Currently, the Fund is subject to a 1% redemption fee on proceeds redeemed within 30 days following their acquisition and each other fund is subject to a $15 wire redemption fee charged by such other funds’ transfer agent for each wire redemption.

The exchange privilege can be withdrawn from any investor that the Fund believes is trying to “time the market” or is otherwise making exchanges that the Fund or its adviser judge to be excessive. Frequent exchanges can interfere with fund management and affect costs and performance for other shareholders. Contact your investment provider to see if it allows you to take advantage of the fund exchange program and for its policies to effect an exchange.

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The information in this supplement contains new and additional information beyond that in the Prospectus, dated January 28, 2015, and Statement of Additional Information (“SAI”), dated January 28, 2015, both as supplemented on October 14, 2015. This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.